U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A



                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) September 29, 1998
                                                       ------------------





                      COMPUTER OUTSOURCING SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                        Commission file number: 0-20824
                                                -------


                   New York                         13-3252333
       -------------------------------          -------------------
       (State or other jurisdiction of          (IRS Employer
       incorporation or organization)           Identification No.)

             360 West 31st Street   New York, New York      10001
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


                                (212) 564-3730
                          ---------------------------
                          (Issuer's telephone number)








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                      COMPUTER OUTSOURCING SERVICES, INC.


Item 4.   Change in Registrant's Certifying Accountant
          --------------------------------------------

On September 29, 1998, the Company notified Deloitte & Touche LLP ("D&T") that the Company's Board of Directors had voted not to engage D&T to perform the audit for the year ending October 31, 1998.

D&T's Report on the financial statements for the years ended October 31, 1997 and 1996 did not contain an adverse opinion, a disclaimer of opinion, nor any qualification or modification as to uncertainty, audit scope, or accounting principles.

During the audits of the two previous fiscal years, during the reviews of the three quarterly reports prepared subsequent to the last fiscal year, and through the date of the termination of the relationship, there have been no disagree-ments with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the audits of the two previous fiscal years, during the reviews of the three quarterly reports prepared subsequent to the last fiscal year, and through the date of the termination of the relationship with D&T, there have been no reportable events as defined in Regulation S-K, Item 304(a)1(v).


Item 7.   Exhibit
          -------

16.  Letter from Deloitte & Touche LLP dated October 15, 1998.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            COMPUTER OUTSOURCING SERVICES, INC.





                                       /s/
Date: October 15, 1998      --------------------------------------
                            Zach Lonstein, Chairman and
                            Chief Executive Officer


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